UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.             )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Hi-Tech Pharmacal Co., Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HI-TECH PHARMACAL CO., INC.

369 Bayview Avenue

Amityville, New York 11701

May 5, 2003

Dear Stockholder:

We cordially invite you to attend a special meeting of stockholders of Hi-Tech Pharmacal Co., Inc. (the “Company”). The special meeting will be held at our executive offices, 369 Bayview Avenue, Amityville, New York 11701 on June 5, 2003 at 10:00 a.m. local time to consider:

1.  a proposal to amend the Company’s restated certificate of incorporation to increase from 10,000,000 shares to 50,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company; and

2.  any and all other matters that may properly come before the special meeting or any adjournment thereof.

The proposal to increase the number of authorized shares of common stock is discussed in more detail in the attached proxy statement. Please read the attached proxy statement carefully. Only stockholders who owned shares at the close of business on April 29, 2003 are entitled to attend and vote at the special meeting or any adjournment of the special meeting.

You are urged to attend the special meeting in person, but, if you are unable to do so, the board of directors would appreciate the prompt return of the enclosed proxy card, dated and signed. You may revoke your proxy at any time before it is exercised, and your proxy will not be exercised if you attend the special meeting and vote in person.

By Order of the Board of Directors,

David S. Seltzer

President, Chief Executive officer, Secretary

and Treasurer

May 5, 2003

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY PROMPTLY.

HI-TECH PHARMACAL CO., INC.

369 Bayview Avenue

Amityville, New York 11701

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 5, 2003

TIME:	10:00 a.m. local time

DATE:	June 5, 2003

PLACE:	Hi-Tech Pharmacal Co., Inc.
369 Bayview Avenue
Amityville, New York 11701

PURPOSES:

1.	To amend the Company’s restated certificate of incorporation to increase from 10,000,000 shares to 50,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company; and

2.	To consider any and all other matters that may properly come before the special meeting or any adjournment thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Hi-Tech Pharmacal Co., Inc. common stock at the close of business on April 29, 2003. A list of stockholders of record will be available at the special meeting and, during the 10 days prior to the special meeting, at the office of the Secretary at the Company’s address above.

By Order of the Board of Directors

David S. Seltzer

President, Chief Executive Officer, Secretary

and Treasurer

HI-TECH PHARMACAL CO., INC.

369 Bayview Avenue

Amityville, New York 11701

PROXY STATEMENT

FOR THE

HI-TECH PHARMACAL CO., INC

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 5, 2003

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

AND THE SPECIAL MEETING

Why am I receiving this proxy statement?

This proxy statement describes the proposal on which the board of directors of Hi-Tech Pharmacal Co., Inc. would like you, as a stockholder, to vote at a special meeting of the stockholders of the Company, which will take place on June 5, 2003. It also gives you information on this proposal so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about May 5, 2003 to all stockholders of record entitled to vote at the special meeting.

In this proxy statement, we refer to Hi-Tech Pharmacal Co., Inc. as the “Company”, “we”, “us” or “our.”

Who can vote at the special meeting of stockholders?

Stockholders who owned shares of our common stock on April 29, 2003 may attend and vote at the special meeting. Each share is entitled to one vote. There were 7,438,234 shares of the Company’s common stock outstanding on April 29, 2003. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership by Management and Principal Stockholders” on page 8 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Mr. David S. Seltzer and Mr. Arthur S. Goldberg, President and Chief Financial Officer, respectively, of the Company, as your representatives at the special meeting. By completing and returning the proxy card, you are authorizing Messrs. Seltzer and Goldberg to vote your shares at the special meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the special meeting. Even if you plan to attend the special meeting, it is a good idea to complete and return your proxy card before the special meeting date just in case your plans change. If a proposal comes up for vote at the special meeting that is not on the proxy card, Messrs. Seltzer and Goldberg will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to amend the Company’s restated certificate of incorporation to increase from 10,000,000 shares to 50,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company.

The board of directors has adopted a resolution approving the proposal to amend the Company’s restated certificate of incorporation to increase from 10,000,000 shares to 50,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company.

We will also transact any other business that properly comes before the special meeting.

How does the board of directors recommend that I vote?

The board of directors recommends that the stockholders vote “for” the proposal.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on April 29, 2003 your shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are a stockholder of record who may vote at the special meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the special meeting. Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy card.

Beneficial Owner

If on April 29, 2003 your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the special meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the special meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the special meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the special meeting.

How do I vote?

(1)  You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

* as you instruct, and

* according to the best judgment of Messrs. Seltzer and Goldberg if a proposal comes up for a vote at the special meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

* to approve the increase in authorized shares, and

* according to the best judgment of Messrs. Seltzer and Goldberg if a proposal comes up for a vote at the special meeting that is not on the proxy card.

Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company’s proxy card.

(2)  You may vote in person at the special meeting.

We will pass out written ballots to anyone who wants to vote at the special meeting. However, if you hold your shares in street name, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the special meeting. You may do this by:

* sending a written notice to the Secretary of the Company, Mr. David S. Seltzer, stating that you would like to revoke your proxy of a particular date,

* signing another proxy card with a later date and returning it before the polls close at the special meeting, or

* attending the special meeting and voting in person.

Please note, however, that if your shares are held by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the special meeting and vote at the special meeting, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

(1)  If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority under the rules of The Nasdaq Stock Market to vote customers’ unvoted shares on some “routine” matters. The proposal to approve the increase in authorized shares is NOT a routine matter. If you do not give a proxy to vote your shares, your brokerage firm may either:

* vote your shares on routine matters, or

* leave your shares unvoted.

If a brokerage firm which holds your shares leaves those shares unvoted, it is called a “broker non-vote.” Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker. If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must request a legal proxy from your stockbroker in order to vote at the special meeting. We encourage you to provide instructions to your brokerage firm by giving your proxy to your broker. This ensures your shares will be voted at the special meeting.

(2)  If your shares are in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the special meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on approving the increase in authorized shares.

How many stockholders are needed either in person or by proxy to hold the special meeting?

To hold the special meeting and conduct business, a majority of the Company’s outstanding shares entitled to vote as of April 29, 2003 must be present at the special meeting. This is called a quorum.

Shares are counted as present at the special meeting if the stockholder either:

* is present and votes in person at the special meeting, or

* has properly submitted a proxy card.

How many votes are required to ratify the increase in authorized shares?

A majority of the outstanding shares of the Company.

How many votes are required to approve other matters that may come before the stockholders at the special meeting?

A majority of the shares present at the special meeting, in person or by proxy, excluding broker non-votes.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for approving the increase in authorized shares.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting and will announce the final results in a press release. We will also publish the final results in our annual report on Form 10-K for the fiscal year ended April 30, 2003. We will file that report with the SEC, and you can obtain a copy by calling the SEC at 1-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov. You can also obtain a copy on the Internet at www.hitechpharm.com.

Who can help answer my questions?

You can call Anne Siebert, Investor Relations, at (631) 789-8228 ext. 4120 with any questions about proposals described in this proxy statement or how to execute your vote.

PROXY STATEMENT

Our board of directors is soliciting proxies for the special meeting of stockholders to be held on June 5, 2003 at 10 a.m. local time at our executive offices, 369 Bayview Avenue, Amityville, New York 11701. This proxy statement contains important information for you to consider when deciding how to vote on the matters before the special meeting.

Our board of directors set April 29, 2003 as the record date for the special meeting. Stockholders who owned shares of common stock of Hi-Tech Pharmacal Co., Inc. on that date are entitled to vote at and attend the special meeting. Each share is entitled to one vote. There were 7,438,234 shares of common stock of Hi-Tech Pharmacal Co., Inc. outstanding on the record date.

Voting materials, which include this proxy statement and the proxy card, will be mailed to stockholders on or about May 5, 2003.

General Information

This proxy statement is being provided and the accompanying proxy is being solicited by our board of directors for use at the special meeting of stockholders of Hi-Tech Pharmacal Co., Inc. to be held at our executive offices, 369 Bayview Avenue, Amityville, New York 11701 on June 5, 2003 at 10:00 a.m. local time, or at any adjournment or postponement of the special meeting, for the purposes set forth in this proxy statement. We are mailing this proxy statement and accompanying proxy card on or about May 5, 2003 to all our stockholders entitled to notice of, and to vote at, the special meeting. Our principal executive office is located at 369 Bayview Avenue, Amityville, New York 11701, and our telephone number is (631) 789-8228.

Solicitation

We will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this proxy statement. We will furnish copies of solicitation materials to brokerage houses, fiduciaries, and custodians to forward to beneficial owners of our common stock held in their names. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by our directors, officers and other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Record Date, Voting Rights and Outstanding Shares

Only holders of record at the close of business on April 29, 2003 will be entitled to notice of, and to vote at, the special meeting. As of April 29, 2003 we had 7,438,234 shares of common stock outstanding. Each share of common stock is entitled to one vote on each proposal that will come before the special meeting. A majority of the outstanding shares of common stock will constitute a quorum at the special meeting. Abstentions and broker non-votes (as described below) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Broker Non-Votes

A broker non-vote occurs when a broker cannot vote a customer’s shares registered in the broker’s name because the customer did not send the broker instructions on how to vote on the matter. If the broker does not have instructions or is barred by law or applicable rules from exercising its discretionary voting authority in the particular matter, then the shares will not be voted on the matter, resulting in a “broker non-vote.”

For Shares Registered in the Name of a Broker or Bank

Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company’s proxy card.

Revocability of Proxy and Voting of Shares

Any stockholder giving a proxy has the power to revoke it at any time before the special meeting. It may be revoked by mailing to our Secretary, David S. Seltzer, at our principal executive offices, 369 Bayview Avenue, Amityville, New York 11701, an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the special meeting and an election given to our Secretary to vote in person (subject to the restriction that a stockholder holding shares in street name must bring to the special meeting a legal proxy from the broker, bank or other nominee holding that stockholder’s that confirms that stockholder’s beneficial ownership of the shares and gives the stockholder the right to vote the shares). If not revoked, the proxy will be voted at the special meeting in accordance with the stockholder’s instructions. If no instructions are indicated, the proxy will be voted (i) FOR the proposal to amend the Company’s restated certificate of incorporation to increase from 10,000,000 shares to 50,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company; and (ii) in accordance with the judgment of the proxy holders as to any other matter that may properly come before the special meeting or any adjournment thereof.

PROPOSAL 1

General

PROPOSAL 1:    PROPOSAL TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE FROM 10,000,000 SHARES TO 50,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED BY THE COMPANY

In April 2003, the board of directors determined that it is in the best interests of the Company and its stockholders to amend the Company’s restated certificate of incorporation to increase the number of shares of common stock that the Company is authorized to issue to 50,000,000 shares of common stock. Accordingly, the board has unanimously approved a certificate of amendment to the restated certificate of incorporation of the Company and hereby solicits the approval of the Company’s stockholders to such proposed certificate of amendment. If the stockholders approve the proposed certificate of amendment, the board currently intends to file the certificate of amendment with the Secretary of State of the State of Delaware as soon as practicable following such stockholder approval. The additional shares of common stock to be authorized by adoption of the certificate of amendment would have rights identical to the currently outstanding shares of common stock of the Company. Adoption of the certificate of amendment would not affect the rights of the holder of currently outstanding common stock of the Company, except to the extent additional shares are actually issued, which may have certain effects as set forth below.

The Company currently has 10,000,000 authorized shares of common stock, of which 7,375,694 were outstanding as of April 17, 2003 and 3,000,000 authorized shares of preferred stock, of which none are outstanding. The Company has reserved up to approximately 2,737,500 shares of common stock for issuance in connection with the Company’ Amended and Restated Stock Option Plan, 1,650,487 of which have been granted. In addition, the Company has reserved up to approximately 300,000 shares of common stock for issuance in connection with the Company’s 1994 Director Stock Option Plan, 174,000 of which have been granted. The Company has also reserved 7,500 shares of common stock in connection with certain outstanding options granted to a consultant. In addition, the recent 3 for 2 stock split caused the Company to issue an additional 2,394,688 shares on the stock split payment date. Consequently, there are 9,510,259 shares of common stock that are either issued or reserved for issuance, with only 489,741 shares of authorized common stock available for future issuance.

The board of directors believes that it is prudent to increase the authorized number of shares of common stock to the proposed level in order to have a sufficient number of shares of common stock to provide a reserve of shares available for issuance to meet business needs as they may arise in the future. Such business needs may include, without limitation, financings, acquisitions, establishing strategic relationships with corporate partners, providing equity incentive to employees, officers or directors, stock splits or similar transactions.

The Company has no current plans, commitments, arrangements, understandings or agreements, whether oral or written, regarding any issuance of any portion of the additional authorized shares upon the approval of Proposal 1. However, from time to time, the Company has discussions concerning possible transactions. Certain of these transactions may involve the issuance of additional shares for which the Company is seeking approval under Proposal 1. These discussions may or may not result in the Company determining to proceed with any transaction, and may or may not result in the execution of definitive agreements or the consummation of such transactions.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

If the stockholders approve the certificate of amendment, the board of directors will have the right to authorize the issuance of additional shares of common stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of any securities exchange on which shares of common stock of the Company are then listed. Current holders of common stock have no preemptive rights or similar rights, which means that such holders do not have a prior right to purchase any new issue of common stock of the Company in order to maintain their percentage ownership of the Company. The issuance of additional shares of common stock would decrease the proportionate equity interests of the Company’s current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company’s current stockholders.

Although this proposal to increase the number of shares of common stock has been prompted by business and financial considerations and the Company’s recent 3 for 2 stock split, and not by the threat of any hostile takeover attempt (nor is the board currently aware of any such attempts directed at the Company), stockholders should be aware that approval of the amendment could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. For example, such shares could be privately placed with purchasers who might align themselves with the board of directors in opposing a hostile takeover bid, or, without further stockholder approval, the board could adopt a “poison pill” that would give certain stockholders the right to acquire additional shares of common stock at a low price, making it prohibitively expensive for the acquiror to take control.

The availability of additional shares of common stock is particularly important in the event that the board of directors are presented with an opportunity, or deem it appropriate to engage in a business transaction on an expedited basis and therefore need to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action. If the amendment is approved by the stockholders, the board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law or rules. For example, under Nasdaq rules, stockholder approval is required for certain issuances of 20% or more of the Company’s outstanding shares. The Company reserves the right to seek a further increase in the authorized number of shares from time to time as considered appropriate by the board of directors.

Votes Required to Approve the Amendment

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to approve the proposed amendment to the restated certificate of incorporation. Therefore, abstentions and broker non-votes will have the effect of votes against this proposal.

THE BOARD OF DIRECTOR RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN THE PROXY.

SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to beneficial ownership of our shares of common stock as of April 17, 2003: (i) by each person (or group of affiliated persons) who we know to own beneficially more than five percent of our outstanding shares of common stock; (ii) by the individual who served as our chief executive officer during the fiscal year ended April 30, 2003; (iii) by the four most highly compensated executive officers other than the chief executive officer who earned more than $100,000 in the fiscal year ended April 30, 2003 and who were employed by us on April 30, 2003; (iv) by each of our directors; and (v) by all of our current directors and executive officers as a group. As of April 17, 2003, we had 7,375,694 shares of common stock outstanding. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Shares of Common Stock Beneficially Owned as of April 17, 2003[1]
Name	Number of Shares	Percent of Class
Bernard Seltzer	474,930[2]	6.4%
David S. Seltzer	1,444,397[3]	19.6%
Reuben Seltzer	916,096[4]	12.4%
Arthur S. Goldberg	11,250[5]	*
Elan Bar-Gora	116,250[6]	1.6%
Martin M. Goldwyn	21,375[7]	*
Yashar Hirshaut, M.D.	35,000[8]	*
Robert Holster	3,750[9]	*
All Directors and Executive Officers as a group (8 persons)	3,023,048	41.0%

*	Represents less than 1% of the outstanding shares of common stock including shares issuable to such beneficial owner under options that are presently exercisable or will become exercisable within 60 days of April 17, 2003.

[1]	Unless otherwise indicated, each person has sole voting and investment power with respect to the shares shown as beneficially owned by such person.
[2]	Amount does not include 90,000 shares owned by Mr. Seltzer’s wife, as to which Bernard Seltzer disclaims beneficial ownership.
[3]	Amount includes options to purchase 412,500 shares of common stock exercisable within 60 days of April 17, 2003 and 298,144 shares of common stock owned by Mr. Seltzer’s wife and children.
[4]	Amount includes options to purchase 176,250 shares of common stock exercisable within 60 days of April 17, 2003 and 290,202 shares of common stock owned by Mr. Seltzer’s wife and children.
[5]	Amount includes options to purchase 11,250 shares of common stock exercisable within 60 days of April 17, 2003.
[6]	Amount includes options to purchase 71,250 shares of common stock exercisable within 60 days of April 17, 2003.
[7]	Amount includes options to purchase 21,375 shares of common stock exercisable within 60 days of April 17, 2003.
[8]	Amount includes options to purchase 35,000 shares of common stock exercisable within 60 days of April 17, 2003.
[9]	Amount includes options to purchase 3,750 shares of common stock exercisable within 60 days of April 17, 2003.

OTHER MATTERS

Our board of directors does not know of any other matter that may come before the special meeting. If any other matters are properly presented to the special meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.

2003 PROPOSALS FOR ANNUAL MEETING

Proposals by stockholders which are intended to be presented at the 2003 Annual Meeting of Stockholders must be received by the Company at its principal executive offices on or before June 18, 2003.

Our board of directors hopes that stockholders will attend the special meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the special meeting, and your cooperation will be appreciated. Stockholders of record who attend the special meeting may vote their shares in person even though they have sent in their proxies.

By Order of the Board of Directors

David S. Seltzer

President, Chief Executive Officer, Secretary

and Treasurer

May 5, 2003

HI-TECH PHARMACAL CO., INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

The undersigned hereby appoints Messrs. David S. Seltzer and Arthur S. Goldberg, jointly and severally, proxies, with full power of substitution, to vote all shares of common stock of Hi-Tech Pharmacal Co., Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the Company’s executive offices, 369 Bayview Avenue, Amityville, New York 11701 on June 5, 2003 at 10:00 a.m. local time, or any adjournments or postponements thereof. The proxies are being directed to vote as specified below, or, if no specification is made, FOR the proposal to amend the Company’s restated certificate of incorporation to increase from 10,000,000 shares to 50,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company; and in accordance with their discretion on such other matters that may properly come before the Special Meeting.

THE DIRECTORS RECOMMEND A VOTE “FOR” PROPOSAL ONE.

1.	FOR [ ] AGAINST [ ] ABSTAIN [ ]

Proposal to amend the Company’s restated certificate of incorporation to increase from 10,000,000 shares to 50,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company.

2.	In their discretion, upon other matters as may properly come before the meeting or any adjournments or postponements thereof.

IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of such Special Meeting and accompanying proxy statement in reference thereto.

Dated:

Signature(s):

Print Name:

(NOTE: Signature(s) must be exactly as name(s) appear on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the names of more than one person, each should sign this proxy.)